UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Louisiana-Pacific Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62577-P23188 You invested in LOUISIANA-PACIFIC CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on May 8, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of proxy materials by requesting prior to April 24, 2025. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 8, 2025 7:30 a.m. CT Virtually at: www.virtualshareholdermeeting.com/LPX2025 LOUISIANA-PACIFIC CORPORATION 2025 Annual Meeting of Stockholders Vote by May 7, 2025 11:59 PM ET LOUISIANA-PACIFIC CORPORATION 1610 WEST END AVENUE, SUITE 200 NASHVILLE, TENNESSEE 37203

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V62578-P23188 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class I Directors Nominees: 1a. Kelly H. Barrett For 1b. Lizanne C. Gottung For 1c. Dustan E. McCoy For 2. Ratification of the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2025 For 3. Advisory vote to approve named executive officer compensation For NOTE: The proxy, when properly executed, will be voted in the manner directed. If no direction is given, the proxy will be voted in accordance with the Board of Directors’ recommendations. If any other business properly comes before the meeting, the proxy will be voted by the persons named as proxies in accordance with their best judgment.